UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02671

DWS Municipal Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS
MAY 31, 2013 Annual Report to Shareholders

DWS Strategic High Yield Tax-Free Fund

Contents
4 Letter to Shareholders
5 Portfolio Management Review
12 Performance Summary
15 Investment Portfolio
41 Statement of Assets and Liabilities
43 Statement of Operations
44 Statement of Cash Flows
45 Statement of Changes in Net Assets
46 Financial Highlights
51 Notes to Financial Statements
62 Report of Independent Registered Public Accounting Firm
63 Information About Your Fund's Expenses
64 Tax Information
65 Summary of Management Fee Evaluation by Independent Fee Consultant
69 Board Members and Officers
74 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. Although the fund seeks income that is exempt from federal income taxes, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Douglas Beck, CFA President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

Investment Strategy
The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.
The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of earning tax-exempt income. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements to characteristics of specific securities such as coupons, maturity dates and call dates, and changes in supply and demand within the municipal market. Finally, the managers may seek to take advantage if they believe the municipal yield curve presents an opportunity to gain incremental income with limited additional interest rate risk. Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, generally between five and nine years.

DWS Strategic High Yield Tax-Free Fund posted a return of 5.57% for the period ended May 31, 2013. The overall municipal bond market, as measured by the unmanaged Barclays Municipal Bond Index, delivered a total return of 3.05% for the same period in contrast with the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, which provided a total return of 0.91% for the same period. The average fund in the Morningstar High Yield Muni category returned 7.24% for the 12 months ended May 31, 2013.

As the period began, with the U.S. Federal Reserve Board (the Fed) maintaining short-term rates anchored near zero, fixed-income markets were closely following developments in the European debt crisis as well as the stream of U.S. economic data. Europe would soon become less of a fulcrum for market sentiment as the European Central Bank (ECB) implemented strong measures to support refinancing by troubled governments. As the period progressed, U.S. housing data seemed to confirm that prices had finally reached a bottom and were beginning to strengthen. In addition, with employment data continuing to disappoint, there was speculation that the Fed would announce further bond purchases under quantitative easing. This speculation was borne out at the Fed's mid-September meeting. The net result was an increased willingness on the part of investors to assume credit risk in exchange for yields that were higher than the extraordinarily low rates on offer from U.S. Treasuries.

"As economic data continued to strengthen in 2013, there was increasing speculation that the U.S. Federal Reserve Board (the Fed) would begin to scale back its bond purchases."

As November 2012 approached, U.S. fixed-income markets focused primarily on the presidential election, against a backdrop of wrangling over solutions to the country's fiscal dilemma. The strong demand which municipals had experienced over the prior several months continued as investors sought tax-exempt income that was attractive relative to taxable U.S. Treasury yields. In December 2012 municipal demand levels retreated as institutional investors engaged in selling to lock in gains before year-end and amid some concern over proposals to limit the tax exemption on municipals as part of any budget deal.

As 2013 unfolded, the interest rate environment became less favorable for bond prices overall. Investors shrugged off the lack of meaningful progress in the budget standoff, and U.S. Treasury rates began to trend somewhat higher on optimism over prospects for the economy. Municipals experienced their greatest yield increases and price weakness in the last weeks of the fiscal period. Economic data continued to strengthen and there was mounting speculation that the Fed would begin to scale back its bond purchases that had helped keep longer-term rates in check. In addition, a rising stock market attracted strong investor interest, perhaps drawing flows that may have otherwise gone towards fixed-income securities. Municipal bond funds experienced large outflows as investors found the historically low yields on offer unappealing and sought to minimize exposure to rising interest rates.

Throughout the period ended May 31, 2013, the Fed kept short-term rates anchored near zero. Along the municipal yield curve, the two-year bond yield decreased 4 basis points over the full 12 months, from 0.33% to 0.29%, while the 30-year yield rose 16 basis points, from 3.08% to 3.24%, resulting in a total steepening of 20 basis points. However, the middle of the yield curve experienced the brunt of the impact of curve steepening, with increases of 30 and 24 basis points for the 10-year and 15-year bonds, respectively. (See the graph on the next page for municipal bond yield changes from the beginning to the end of the period.) Credit spreads — the yield differential provided by lower-quality issues vs. AAA-rated issues — generally narrowed for the 12 months as investors sought incremental yield. Municipal issues rated below-investment-grade outperformed by a wide margin, led by tobacco-related issues.

Municipal Bond Yield Curve (as of 5/31/13 and 5/31/12)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Positive and Negative Contributors to Fund Performance

With a relatively steep yield curve as the period began, we had a tilt in the portfolio towards longer-term issues in the 20-to-30-year maturity range. This exposure added to relative performance as longer-term issues provided incremental income.

Overall, the fund has had significant exposure to municipal issues rated below- investment-grade, boosting performance relative to the benchmark as credit spreads narrowed over the period. On the downside, we had relatively light exposure to the volatile tobacco sector, which led performance for the quarter. In addition, as will typically be the case, we were underweight high-yield issues relative to many funds in our peer group.

Within the investment-grade portion of the fund, we have maintained significant exposure to issues in the BBB or A range. This helped performance relative to the benchmark as credit spreads narrowed and prices rose for many of these issues. With respect to specific sectors, the fund's substantial exposure to health care, transportation/toll-revenue and prepaid gas issues all contributed to performance. In addition, the fund had a significant position in California state general obligation bonds, which outperformed as California succeeded in addressing its budgetary imbalance by raising revenue, leading to a ratings upgrade.

For some of the period, we hedged a portion of the fund's assets against interest rate changes using LIBOR (London Interbank Offered Rate, a benchmark for taxable interest rates) swaps. With a LIBOR swap, we in effect take a short position against the taxable market in order to manage the fund's overall duration and interest rate sensitivity. This helped the fund's return, as municipal rates decreased and LIBOR rates increased during the period the hedge was on.

Outlook and Positioning

Municipal yields, while reasonably attractive relative to U.S. Treasuries, remain at very low levels by historical standards despite the recent uptick in rates. At the end of May 2013, the 10-year municipal bond yield of 2.09% was 98% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 30-year municipal yield of 3.24% was 99% of the comparable U.S. Treasury yield. Longer-term issues continue to carry a substantial yield advantage and we continue to focus purchases on bonds with maturities in the 20-to-30-year range, while seeking exposure to premium coupon issues that can provide a degree of protection against rising interest rates. While credit spreads have narrowed over the last several quarters, we continue to see opportunities, mostly among issues in the A quality range.

The national economic backdrop continues to show gradual improvement, and many state and local governments have continued to show progress in stabilizing their finances. Nonetheless, there remain troubled pockets, and there are also significant uncertainties with respect to the ongoing U.S. budget negotiations as well as Europe's sovereign debt crisis. As a result we believe the expertise we bring to researching municipal sectors and individual issues continues to be of critical importance. For new purchases, we are taking a very cautious approach with respect to general obligation bonds issued by localities given uncertain levels of state support going forward.

Portfolio Management Team

Philip G. Condon, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 1987.

• Head of US Retail Fixed Income.

• Joined Deutsche Asset & Wealth Management in 1983.

• BA and MBA, University of Massachusetts at Amherst.

Rebecca L. Flinn, Director

Portfolio Manager of the fund. Joined the fund in 1998.

• Joined Deutsche Asset & Wealth Management in 1986.

• BA, University of Redlands, California.

A. Gene Caponi, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2009.

• Joined Deutsche Asset & Wealth Management in 1998.

• BS, State University of New York, Oswego; MBA, State University of New York at Albany.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Muni category consists of funds that invest at least 50% of their assets in high-income municipal securities that are not rated or that are rated at a level of BBB and below.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy government or other securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. For the companies whose bonds the central banks are willing to purchase, it means having to pay lower interest rates on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope consumers will be encouraged to spend more, thus helping the overall economy and improving the balance sheets for the companies providing the goods and services on which consumers are spending their money.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

One basis point equals 1/100 of a percentage point.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.

Underweight means a fund holds a lower weighting in a given sector or security compared with its benchmark index. Overweight means a fund holds a higher weighting in a given sector or security.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

A swap is an exchange of cash flows that are dependent on the price of an underlying security.

Sovereign debt is debt that is issued by a national government.

Performance Summary May 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	5.57%	6.00%	5.16%
Adjusted for the Maximum Sales Charge (max 2.75% load)	2.67%	5.41%	4.86%
Barclays Municipal Bond Index†	3.05%	5.70%	4.68%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	4.78%	5.21%	4.36%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	1.78%	5.04%	4.36%
Barclays Municipal Bond Index†	3.05%	5.70%	4.68%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	4.78%	5.22%	4.37%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.78%	5.22%	4.37%
Barclays Municipal Bond Index†	3.05%	5.70%	4.68%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
No Sales Charges	5.83%	6.26%	5.37%
Barclays Municipal Bond Index†	3.05%	5.70%	4.68%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
No Sales Charges	5.93%	6.30%	5.42%
Barclays Municipal Bond Index†	3.05%	5.70%	4.68%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2012 are 1.03%, 1.80%, 1.77%, 0.90% and 0.79% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
5/31/13	$12.95	$12.95	$12.96	$12.96	$12.97
5/31/12	$12.78	$12.78	$12.79	$12.79	$12.79
Distribution Information as of 5/31/13
Income Dividends, Twelve Months	$.54	$.44	$.44	$.57	$.57
May Income Dividend	$.0431	$.0349	$.0350	$.0459	$.0461
SEC 30-day Yield‡‡	2.56%	1.87%	1.87%	2.89%	2.89%
Tax Equivalent Yield‡‡	3.94%	2.88%	2.88%	4.45%	4.45%
Current Annualized Distribution Rate‡‡	3.99%	3.23%	3.24%	4.25%	4.27%

†† The SEC yield is net investment income per share earned over the month ended May 31, 2013 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.47%, 1.78%, 1.78%, 2.68% and 2.77% for Classes A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.90%, 3.14%, 3.15%, 4.04% and 4.15% for Classes A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of May 31, 2013
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.2%
Alabama 0.1%
Montgomery, AL, Medical Clinic Board, Health Care Facility Revenue, Jackson Hospital & Clinic, 5.25%, 3/1/2036	2,000,000	2,050,480
Arizona 1.0%
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.25%, 12/1/2025	4,000,000	4,689,680
Arizona, State Health Facilities Authority, Hospital Systems Revenue, Phoenix Children's Hospital, Series A, 5.0%, 2/1/2034	2,500,000	2,671,050
Maricopa County, AZ, Pollution Control Corp. Revenue, El Paso Electric Co. Project, Series B, 7.25%, 4/1/2040	3,930,000	4,614,056
Pima County, AZ, Industrial Development Revenue, Tucson Electric Power, 5.75%, 9/1/2029	2,250,000	2,360,498
Tempe, AZ, Industrial Development Authority Revenue, Tempe Life Care Village, Inc.:
Series A, 6.25%, 12/1/2042	1,535,000	1,662,681
Series A, 6.25%, 12/1/2046	1,400,000	1,508,206
Yavapai County, AZ, Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series A-1, 144A, AMT, 4.9%, 3/1/2028	5,000,000	5,359,350
		22,865,521
California 9.1%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series F-1, 5.125%, 4/1/2039	10,000,000	11,209,200
Series F-1, 5.5%, 4/1/2043	10,000,000	11,383,200
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034	8,750,000	12,141,500
California, Morongo Band of Mission Indians, Enterprise Casino Revenue, Series B, 144A, 6.5%, 3/1/2028	5,000,000	5,627,550
California, State General Obligation:
5.0%, 2/1/2032	10,000,000	11,172,000
5.0%, 8/1/2034	5,185,000	5,731,292
5.0%, 9/1/2041	5,000,000	5,423,050
5.25%, 10/1/2032	10,000,000	11,469,000
5.25%, 4/1/2035	6,135,000	6,951,937
5.5%, 3/1/2040	5,130,000	5,872,721
California, State General Obligation, Various Purposes:
5.0%, 11/1/2032	10,000,000	10,829,100
5.0%, 6/1/2037	10,000,000	10,766,200
5.0%, 11/1/2037	9,145,000	9,913,820
5.0%, 12/1/2037	5,000,000	5,427,900
5.0%, 4/1/2038	2,650,000	2,886,088
5.75%, 4/1/2031	23,360,000	27,187,536
California, State Kindergarten, Series B2, 0.06%**, 5/1/2034, LOC: Citibank NA	800,000	800,000
California, State Public Works Board, Lease Revenue, Capital Projects:
Series A-1, 6.0%, 3/1/2035	10,175,000	12,120,969
Series I-1, 6.375%, 11/1/2034	5,000,000	6,143,050
California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Series A, 5.0%, 4/1/2042	2,645,000	2,873,898
California, Statewide Communities Development Authority Revenue, Terraces At San Joaquin Gardens Project:
Series A, 5.625%, 10/1/2032	500,000	531,670
Series A, 6.0%, 10/1/2042	1,000,000	1,083,090
Series A, 6.0%, 10/1/2047	1,000,000	1,076,530
Covina, CA, Redevelopment Agency, Multi-Family Housing Revenue, Shadow Hills Apartments, Inc., Series A, 0.17%**, 12/1/2015, LIQ: Fannie Mae	1,580,000	1,580,000
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023	620,000	728,884
Los Angeles, CA, Department of Water & Power, Waterworks Revenue, Series B, 5.0%, 7/1/2037	2,500,000	2,794,725
San Buenaventura, CA, Community Memorial Health Systems, 7.5%, 12/1/2041	3,250,000	3,959,345
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	2,050,000	2,309,346
San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Series A, 5.125%, 11/1/2039	10,400,000	11,639,160
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay South Redevelopment, Series D, 7.0%, 8/1/2041	1,400,000	1,605,156
Vernon, CA, Electric Systems Revenue, Series A, 5.5%, 8/1/2041	2,240,000	2,468,480
		205,706,397
Colorado 2.3%
Colorado, E-470 Public Highway Authority Revenue:
Series C, 5.375%, 9/1/2026	2,000,000	2,213,880
Series A-1, 5.5%, 9/1/2024, INS: NATL	3,500,000	3,779,475
Colorado, Health Facilities Authority Revenue, Christian Living Communities Project, Series A, 5.75%, 1/1/2037	1,000,000	1,062,650
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	11,750,000	11,994,635
Colorado, Health Facilities Authority Revenue, Valley View Hospital Association, 5.75%, 5/15/2036	2,000,000	2,140,580
Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028, GTY: Merrill Lynch & Co., Inc.	6,365,000	7,999,596
Colorado, Regional Transportation District, Private Activity Revenue, Denver Transit Partners, 6.0%, 1/15/2041	2,000,000	2,279,500
Colorado, State Health Facilities Authority Revenue, Christian Living Community, 6.375%, 1/1/2041	1,615,000	1,839,663
Colorado, State Health Facilities Authority Revenue, Covenant Retirement Communities, Series A, 5.0%, 12/1/2033	4,835,000	5,071,673
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,464,790
University of Colorado, Hospital Authority Revenue, Series A, 5.0%, 11/15/2042	9,000,000	9,795,060
		50,641,502
Connecticut 1.5%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	20,000,000	22,648,800
Connecticut, Mohegan Tribe Indians Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	2,963,730
Hamden, CT, Facility Revenue, Whitney Center Project, Series A, 7.625%, 1/1/2030	1,200,000	1,316,628
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A, 6.5%, 9/1/2031*	7,295,000	3,400,491
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010*	2,000,000	802,500
Series B, 144A, Zero Coupon, 9/1/2011*	2,000,000	802,500
Series B, 144A, Zero Coupon, 9/1/2012*	2,000,000	802,500
Series B, 144A, Zero Coupon, 9/1/2013*	2,000,000	799,600
Series B, 144A, Zero Coupon, 9/1/2014*	2,000,000	756,400
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe, Series B, 144A, 5.7%, 9/1/2012*	1,000,000	465,010
		34,758,159
Florida 7.8%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	250,000	246,772
Broward County, FL, Airport Systems Revenue, Series Q-1, 5.0%, 10/1/2037	10,635,000	11,642,560
Florida, Capital Region Community Development District, Capital Improvement Revenue, Series A, 7.0%, 5/1/2039	6,090,000	5,864,548
Florida, Harbourage at Braden River Community Development District, Capital Improvement Revenue, Series A, 6.125%, 5/1/2034	1,330,000	1,336,078
Florida, Middle Village Community Development District, Special Assessment, Series A, 6.0%, 5/1/2035	8,495,000	7,130,533
Florida, Tolomato Community Development District, Special Assessment, 5.4%, 5/1/2037	16,340,000	16,209,117
Florida, Village Community Development District No. 9, Special Assessment Revenue:
5.5%, 5/1/2042	1,565,000	1,678,729
7.0%, 5/1/2041	1,880,000	2,216,088
Greater Orlando, FL, Aviation Authority Airport Facilities Revenue, Jetblue Airways Corp. Project, AMT, 5.0%, 11/15/2026	1,500,000	1,573,125
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System:
Series G, 5.125%, 11/15/2020	970,000	1,088,311
Series G, Prerefunded, 5.125%, 11/15/2020	30,000	34,530
Series G, Prerefunded, 5.125%, 11/15/2021	70,000	80,570
Series G, 5.125%, 11/15/2022	2,205,000	2,466,050
Series G, Prerefunded, 5.125%, 11/15/2022	75,000	86,325
Series G, 5.125%, 11/15/2023	2,245,000	2,510,785
Series G, Prerefunded, 5.125%, 11/15/2023	180,000	207,180
Hillsborough County, FL, Industrial Development Authority Revenue, Health Facilities, University Community Hospital, Series A, Prerefunded, 5.625%, 8/15/2029	6,625,000	8,170,281
Lee County, FL, Airport Revenue, Series A, AMT, 5.375%, 10/1/2032	1,750,000	1,907,850
Martin County, FL, Health Facilities Authority, Martin Memorial Medical Center, 5.5%, 11/15/2042	3,040,000	3,301,866
Miami Beach, FL, Health Facilities Authority, Mount Sinai Medical Center:
5.0%, 11/15/2029	1,000,000	1,067,110
144A, 6.75%, 11/15/2029	7,005,000	7,363,446
144A, Prerefunded, 6.75%, 11/15/2029	1,095,000	1,194,842
Miami-Dade County, FL, Aviation Revenue:
Series A, AMT, 5.0%, 10/1/2030	2,480,000	2,710,863
Series A, AMT, 5.0%, 10/1/2031	475,000	516,491
Series A, AMT, 5.0%, 10/1/2032	5,000,000	5,404,200
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A, AMT, 5.25%, 10/1/2033, INS: AGC	10,000,000	10,976,300
Series A-1, 5.5%, 10/1/2041	5,000,000	5,608,950
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	5,000,000	5,435,700
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2037	9,250,000	10,204,045
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2034	3,650,000	4,034,819
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, Series C, 5.25%, 10/1/2035	5,000,000	5,546,000
Palm Beach County, FL, Health Facilities Authority Revenue, Waterford Project, 5.375%, 11/15/2022	2,600,000	2,741,284
Palm Beach County, FL, Health Facilities Authority, Retirement Community Revenue, Acts Retirement-Life Communities, Inc., 5.5%, 11/15/2033	9,000,000	9,733,140
Port St. Lucie, FL, Special Assessment Revenue, Southwest Annexation District 1, Series B, 5.0%, 7/1/2027, INS: NATL	2,500,000	2,636,100
Seminole Tribe, FL, Special Obligation Revenue:
Series A, 144A, 5.5%, 10/1/2024	8,000,000	8,704,880
Series A, 144A, 5.75%, 10/1/2022	9,500,000	10,464,440
South Miami, FL, Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group:
5.0%, 8/15/2024	1,000,000	1,130,630
5.0%, 8/15/2025	5,000,000	5,631,500
Tampa-Hillsborough County, FL, Expressway Authority, Series A, 5.0%, 7/1/2037	6,695,000	7,315,158
		176,171,196
Georgia 3.7%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	3,002,280
Atlanta, GA, Airport Revenue, Series C, AMT, 5.0%, 1/1/2037	2,935,000	3,129,884
Atlanta, GA, Tax Allocation, Beltline Project, Series B, 7.375%, 1/1/2031	4,915,000	6,005,638
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,045,000	1,059,996
Atlanta, GA, Water & Wastewater Revenue:
Series B, 5.375%, 11/1/2039, INS: AGMC	10,000,000	11,144,900
Series A, 6.25%, 11/1/2034	10,000,000	12,049,000
De Kalb County, GA, Hospital Authority Revenue, Anticipation Certificates, Dekalb Medical Center, Inc. Project, 6.125%, 9/1/2040	7,500,000	8,654,550
De Kalb County, GA, Water & Sewer Revenue:
Series A, 5.25%, 10/1/2032	820,000	943,041
Series A, 5.25%, 10/1/2033	1,365,000	1,565,519
Series A, 5.25%, 10/1/2036	4,635,000	5,275,928
Series A, 5.25%, 10/1/2041	8,985,000	10,143,795
Georgia, Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates-Southeast Health, Series A, 5.625%, 8/1/2034	5,500,000	6,095,705
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019 (a)	10,000,000	11,540,600
Series A, 5.5%, 9/15/2024	2,440,000	2,936,784
		83,547,620
Guam 0.7%
Government of Guam, General Obligation, Series A, 7.0%, 11/15/2039	10,155,000	11,352,478
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,339,871
Guam, Power Authority Revenue, Series A, 5.5%, 10/1/2030	3,000,000	3,347,970
		16,040,319
Hawaii 1.5%
Hawaii, State Airports Systems Revenue, Series A, 5.0%, 7/1/2034	15,000,000	16,533,900
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, 15 Craigside Project, Series A, 9.0%, 11/15/2044	2,000,000	2,392,800
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc.:
Series B, AMT, 4.6%, 5/1/2026, INS: FGIC	11,790,000	12,389,639
6.5%, 7/1/2039, GTY: Hawaiian Electric Co., Inc.	2,500,000	2,931,575
		34,247,914
Illinois 6.6%
Chicago, IL, Board of Education, Series A, 5.5%, 12/1/2039	10,000,000	11,144,300
Chicago, IL, General Obligation:
Series A, 5.0%, 1/1/2033	10,000,000	10,844,900
Series A, 5.25%, 1/1/2029, INS: AGMC	175,000	178,923
Series A, 5.25%, 1/1/2035	4,050,000	4,396,113
Chicago, IL, O'Hare International Airport Revenue, Third Lien:
Series A, 5.75%, 1/1/2039	9,955,000	11,438,793
Series B, 6.0%, 1/1/2041	12,095,000	14,302,700
Chicago, IL, Waterworks Revenue, 5.0%, 11/1/2042	4,410,000	4,838,299
Cook County, IL, Forest Preservation District, Series C, 5.0%, 12/15/2037	1,845,000	2,055,570
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	5,500,000	6,075,355
Illinois, Finance Authority Revenue, Friendship Village of Schaumburg:
Series A, 5.625%, 2/15/2037	5,000,000	5,057,800
7.25%, 2/15/2045	4,000,000	4,445,680
Illinois, Finance Authority Revenue, Park Place of Elmhurst, Series A, 8.125%, 5/15/2040	8,000,000	8,405,600
Illinois, Finance Authority Revenue, Rush University Medical Center, Series B, 5.75%, 11/1/2028, INS: NATL	1,250,000	1,395,800
Illinois, Finance Authority Revenue, Swedish Covenant Hospital, Series A, 6.0%, 8/15/2038	7,830,000	8,759,656
Illinois, Finance Authority Revenue, The Admiral at Lake Project:
Series D-3, 6.0%, 5/15/2017	355,000	355,547
Series A, 7.75%, 5/15/2030	1,675,000	2,000,838
Series A, 8.0%, 5/15/2040	1,000,000	1,197,770
Series A, 8.0%, 5/15/2046	3,500,000	4,180,505
Illinois, Finance Authority Revenue, Three Crowns Park Plaza:
Series A, 5.875%, 2/15/2026	1,225,000	1,269,333
Series A, 5.875%, 2/15/2038	500,000	512,870
Illinois, Metropolitan Pier & Exposition Authority Revenue, McCormick Place Project, Series A, 5.0%, 6/15/2042	2,700,000	2,931,876
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place, Series B, 5.0%, 6/15/2050, INS: AGMC	8,000,000	8,501,360
Illinois, Municipal Electric Agency, Power Supply Revenue:
Series A, 5.25%, 2/1/2023, INS: FGIC, NATL	3,500,000	3,980,305
Series A, 5.25%, 2/1/2024, INS: FGIC, NATL	2,500,000	2,843,075
Illinois, Railsplitter Tobacco Settlement Authority, 6.0%, 6/1/2028	6,405,000	7,649,491
Illinois, State Finance Authority Revenue, Ascension Health Credit Group:
Series A, 5.0%, 11/15/2032 (a)	2,435,000	2,737,256
Series A, 5.0%, 11/15/2037	1,715,000	1,894,595
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 5/15/2041	5,265,000	5,647,713
Illinois, State Finance Authority Revenue, Trinity Health Corp., Series L, 5.0%, 12/1/2030	1,500,000	1,688,265
Illinois, State Toll Highway Authority, Series A, 5.0%, 1/1/2038	5,510,000	6,067,006
Springfield, IL, Water Revenue, 5.0%, 3/1/2037	1,360,000	1,521,786
		148,319,080
Indiana 0.7%
Indiana, Health & Educational Facility Financing Authority, Hospital Revenue, Community Foundation Northwest, 5.5%, 3/1/2037	1,750,000	1,886,255
Indiana, State Finance Authority Revenue, Community Foundation of Northwest Indiana, 5.0%, 3/1/2041	6,830,000	7,208,314
North Manchester, IN, Peabody Retirement Community Project Revenue, Series A, 7.25%, 7/1/2033*	3,000,000	1,350,120
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc.:
144A, 5.5%, 9/1/2027	1,000,000	1,050,450
8.0%, 9/1/2041	4,000,000	4,872,240
		16,367,379
Iowa 0.7%
Altoona, IA, Urban Renewal Tax Increment Revenue, Annual Appropriation:
6.0%, 6/1/2034	1,000,000	1,084,060
6.0%, 6/1/2039	2,000,000	2,155,780
Iowa, Finance Authority Retirement Community Revenue, Edgewater LLC Project, 6.5%, 11/15/2027	5,000,000	5,306,350
Iowa, State Finance Authority, Midwestern Disaster Area Revenue, Fertilizer Co. Project, 5.25%, 12/1/2025	6,925,000	7,150,824
		15,697,014
Kansas 0.7%
Lenexa, KS, Health Care Facility Revenue, 5.5%, 5/15/2039	6,340,000	6,493,428
Lenexa, KS, Health Care Facility Revenue, Lakeview Village, Inc. Project, 7.25%, 5/15/2039	1,200,000	1,340,496
Olathe, KS, Health Facilities Revenue, Olathe Medical Center, Inc., 144A, 0.15%**, 9/1/2032, LOC: Bank of America NA	4,500,000	4,500,000
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III-A, 5.0%, 11/15/2034	3,410,000	3,707,318
		16,041,242
Kentucky 1.0%
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, 6.5%, 3/1/2045	15,000,000	17,534,100
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2033, INS: AGC	3,635,000	3,929,871
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	1,000,000	1,045,640
		22,509,611
Louisiana 2.0%
DeSoto Parish, LA, Environmental Improvement Revenue, International Paper Co. Project:
Series A, AMT, 5.0%, 11/1/2018	1,260,000	1,318,489
Series A, AMT, 5.75%, 9/1/2031	5,000,000	5,422,900
Louisiana, Local Government Environmental Facilities & Community Development, Westlake Chemical Corp., Series A, 6.5%, 8/1/2029	6,055,000	7,278,050
Louisiana, Local Government Environmental Facilities, Community Development Authority Revenue, 6.75%, 11/1/2032	6,000,000	6,815,040
Louisiana, Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, 6.75%, 5/15/2041	2,500,000	2,967,275
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	5,450,650
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	15,000,000	15,833,700
		45,086,104
Maine 0.5%
Maine, Health & Higher Educational Facilities Authority Revenue, Maine General Medical Center, 6.75%, 7/1/2036	9,000,000	10,801,350
Maryland 1.7%
Anne Arundel County, MD, Special Obligation, National Business Park North Project, 6.1%, 7/1/2040	2,200,000	2,387,066
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay:
Series A, 5.0%, 12/1/2031	7,000,000	4,618,250
Series B, 5.25%, 12/1/2031	3,400,000	2,344,810
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare, Series A, 6.125%, 1/1/2036	3,250,000	3,818,425
Maryland, State Health & Higher Educational Facilities Authority Revenue, Doctors Community Hospital, Inc., 5.75%, 7/1/2038	6,250,000	6,908,500
Maryland, State Health & Higher Educational Facilities Authority Revenue, Mercy Medical Center:
Series A, 5.0%, 7/1/2037	5,005,000	5,263,858
6.25%, 7/1/2031	2,500,000	2,929,400
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital:
5.75%, 1/1/2033	2,660,000	2,866,363
6.0%, 1/1/2028	6,100,000	6,671,509
		37,808,181
Massachusetts 2.8%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	8,805,000	6,881,812
AMT, 8.0%, 9/1/2035*	960,000	326,342
Massachusetts, Development Finance Agency, Senior Living Facility Revenue, Groves-Lincoln:
Series A, 7.75%, 6/1/2039	1,250,000	587,550
Series A, 7.875%, 6/1/2044	1,250,000	587,550
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,435,000	3,436,717
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	7,542,380
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series A-2, 5.5%, 11/15/2046	86,572	69,409
Series A-1, 6.25%, 11/15/2039	1,621,881	1,485,254
Series B, 11/15/2056*	430,598	3,031
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc., Series L, 5.0%, 7/1/2036	6,070,000	6,762,587
Massachusetts, State Development Finance Agency Revenue, Tufts Medical Center, Inc., Series I, 7.25%, 1/1/2032	2,250,000	2,781,428
Massachusetts, State Health & Educational Facilities Authority Revenue, Caregroup Healthcare System:
Series E-1, 5.0%, 7/1/2028	1,500,000	1,605,345
Series E-1, 5.125%, 7/1/2038	1,500,000	1,632,375
Massachusetts, State Health & Educational Facilities Authority Revenue, Jordan Hospital, Series B, 6.875%, 10/1/2015	2,475,000	2,484,479
Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center:
Series E, 5.0%, 7/15/2022	2,250,000	2,343,555
Series E, 5.0%, 7/15/2032	3,250,000	3,272,067
Series E, 5.0%, 7/15/2037	2,750,000	2,758,470
Massachusetts, State Health & Educational Facilities Authority Revenue, South Shore Hospital:
Series F, 5.625%, 7/1/2019	370,000	371,388
Series F, 5.75%, 7/1/2029	1,480,000	1,485,654
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	7,145,000	7,921,733
Massachusetts, State Port Authority Special Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2016, INS: AMBAC	5,000,000	5,004,300
Series A, AMT, 5.5%, 1/1/2018, INS: AMBAC	4,000,000	4,002,960
		63,346,386
Michigan 3.6%
Dearborn, MI, Economic Development Corp. Revenue, Limited Obligation, Henry Ford Village:
7.0%, 11/15/2038	4,500,000	4,693,860
7.125%, 11/15/2043	1,500,000	1,570,560
Detroit, MI, Water & Sewerage Department, Sewerage Disposal System Revenue, Series A, 5.25%, 7/1/2039	2,100,000	2,241,309
Detroit, MI, Water Supply Systems Revenue, Series A, 5.75%, 7/1/2037	7,590,000	8,369,873
Kalamazoo, MI, Economic Development Corp. Revenue, Limited Obligation, Heritage Community:
5.375%, 5/15/2027	1,000,000	1,007,040
5.5%, 5/15/2036	1,000,000	999,970
Kentwood, MI, Economic Development Corp., Limited Obligation, Holland Home, 5.625%, 11/15/2041	3,750,000	3,935,363
Michigan, State Finance Authority Revenue, Trinity Health Corp., 5.0%, 12/1/2031	10,910,000	12,244,838
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023, INS: AGMC	7,500,000	8,713,050
Michigan, State Higher Education Facilities Authority, Limited Obligation, Hope College, Series B, 0.13%**, 4/1/2032, LOC: PNC Bank NA	14,700,000	14,700,000
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health Hospital, 5.75%, 11/15/2039	6,315,000	7,088,840
Michigan, State Hospital Finance Authority, Trinity Health Credit Group, Series C, 5.0%, 12/1/2034	7,215,000	7,912,979
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport:
Series A, 5.0%, 12/1/2037	3,945,000	4,301,470
Series A, 5.0%, 12/1/2042	3,450,000	3,741,732
		81,520,884
Mississippi 0.9%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	6,584,050
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.375%, 12/1/2035	1,000,000	1,097,880
Series A, 5.5%, 9/1/2031	4,250,000	4,471,170
Series A, 5.8%, 5/1/2034, GTY: International Paper Co.	4,000,000	4,507,040
Series A, 6.5%, 9/1/2032	2,620,000	2,986,381
		19,646,521
Missouri 1.0%
Cass County, MO, Hospital Revenue, 5.5%, 5/1/2027	2,000,000	2,069,000
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	1,017,310
Kirkwood, MO, Industrial Development Authority, Retirement Community Revenue, Aberdeen Heights:
Series A, 8.25%, 5/15/2039	1,000,000	1,189,250
Series A, 8.25%, 5/15/2045	2,850,000	3,383,834
Missouri, State Health & Educational Facilities Authority, Health Facilities Revenue, Lester E Cox Medical Centers, Series A, 5.0%, 11/15/2048	7,430,000	7,869,187
Missouri, State Health & Educational Facilities Authority, Lutheran Senior Services, 6.0%, 2/1/2041	2,250,000	2,513,768
St. Louis, MO, Lambert-St. Louis International Airport Revenue, Series A-1, 6.625%, 7/1/2034	4,085,000	4,770,340
		22,812,689
Nebraska 0.2%
Douglas County, NE, Hospital Authority No. 002 Revenue, Health Facilities, Immanuel Obligation Group, 5.625%, 1/1/2040	1,500,000	1,660,365
Lancaster County, NE, Hospital Authority No.1, Health Facilities Revenue, Immanuel Obligation Group, 5.625%, 1/1/2040	2,500,000	2,767,275
		4,427,640
Nevada 0.7%
Clark County, NV, School District, Series A, 5.0%, 6/15/2022, INS: FGIC, NATL	4,830,000	5,580,775
Las Vegas Valley, NV, Water District, Series B, 5.0%, 6/1/2037	3,565,000	3,944,352
Reno, NV, Hospital Revenue, Renown Regional Medical Center Project, Series A, 5.0%, 6/1/2027	5,000,000	5,173,200
Sparks, NV, Local Improvement Districts, Limited Obligation District No. 3, 6.75%, 9/1/2027	2,000,000	2,071,920
		16,770,247
New Hampshire 1.2%
New Hampshire, Health & Education Facilities Authority Revenue, Havenwood-Heritage Heights:
Series A, 5.35%, 1/1/2026	1,035,000	1,052,026
Series A, 5.4%, 1/1/2030	550,000	555,709
New Hampshire, Health & Education Facilities Authority Revenue, Wentworth-Douglas Hospital, Series A, 7.0%, 1/1/2038	5,325,000	6,305,386
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,767,259
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	415,000	416,012
5.625%, 7/1/2018	1,615,000	1,617,471
New Hampshire, State Business Finance Authority Revenue, Elliot Hospital Obligation Group, Series A, 6.125%, 10/1/2039	5,000,000	5,519,800
New Hampshire, State Business Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 5.2%, 5/1/2027	4,000,000	4,347,360
New Hampshire, State Health & Education Facilities Authority Revenue, Rivermead Retirement Community:
Series A, 6.625%, 7/1/2031	700,000	786,716
Series A, 6.875%, 7/1/2041	2,825,000	3,193,549
		26,561,288
New Jersey 5.7%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,001,930
New Jersey, Economic Development Authority Revenue, Cigarette Tax, Prerefunded, 5.75%, 6/15/2034	1,165,000	1,230,555
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue, Series A, 5.0%, 7/1/2023, INS: NATL	1,770,000	1,847,367
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, Prerefunded, 6.625%, 7/1/2033	2,500,000	2,699,425
New Jersey, Health Care Facilities Financing Authority Revenue, St. Joseph's Health Care System, 6.625%, 7/1/2038	5,785,000	6,589,636
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,425,940
New Jersey, State Economic Development Authority Revenue, 5.0%, 6/15/2028	450,000	494,770
New Jersey, State Economic Development Authority Revenue, School Facilities Construction:
Series NN, 5.0%, 3/1/2030	7,500,000	8,399,100
Series NN, 5.0%, 3/1/2031	4,105,000	4,572,026
New Jersey, State Economic Development Authority, Continental Airlines, Inc. Project, AMT, 4.875%, 9/15/2019	13,370,000	13,908,410
New Jersey, State Health Care Facilities Financing Authority Revenue, Saint Barnabas Health, Series A, 5.625%, 7/1/2032	3,500,000	3,908,590
New Jersey, State Transportation Trust Fund Authority, Transportation Program, Series AA, 5.0%, 6/15/2038	4,190,000	4,566,513
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series B, 5.25%, 6/15/2036	18,665,000	20,832,380
Series B, 5.5%, 6/15/2031	9,100,000	10,562,643
Series A, 5.5%, 6/15/2041	7,000,000	7,979,020
New Jersey, State Turnpike Authority Revenue:
Series A, 5.0%, 1/1/2035	2,625,000	2,864,846
Series A, 5.0%, 1/1/2038	5,935,000	6,446,716
New Jersey, Tobacco Settlement Financing Corp.:
Series 1A, 4.75%, 6/1/2034	16,240,000	14,256,446
Series 1-A, 5.0%, 6/1/2029	15,965,000	15,270,044
		128,856,357
New Mexico 0.4%
Farmington, NM, Pollution Control Revenue, Public Service Co. of New Mexico, Series C, 5.9%, 6/1/2040	7,500,000	8,367,450
New York 5.3%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project:
Series A, 5.25%, 11/15/2027	3,000,000	3,271,350
Series A, 5.75%, 11/15/2022	1,500,000	1,707,885
Hudson, NY, Yards Infrastructure Corp. Revenue:
Series A, 5.25%, 2/15/2047	5,000,000	5,498,350
Series A, 5.75%, 2/15/2047	7,000,000	8,087,100
Monroe County, NY, Industrial Development Corp. Revenue, St. Ann's Nursing Home, 0.14%**, 12/1/2040, LOC: HSBC Bank U.S.A. NA	500,000	500,000
New York, Metropolitan Transportation Authority Revenue:
Series D, 5.0%, 11/15/2032	5,435,000	6,060,895
Series A, 5.0%, 11/15/2038	10,305,000	11,175,051
Series E, 5.0%, 11/15/2042	3,790,000	4,099,832
New York, State Dormitory Authority Revenues, NYU Hospital Center, Series B, 5.25%, 7/1/2024	820,000	900,147
New York, State Dormitory Authority Revenues, Orange Regional Medical Center, 6.125%, 12/1/2029	2,000,000	2,224,660
New York, State Dormitory Authority, Personal Income Tax Revenue, Series C, 5.0%, 3/15/2041	10,000,000	11,025,100
New York, State Energy Research & Development Authority, Consolidated Edison Co., Inc., Series A-3, AMT, 0.12%**, 6/1/2036, LOC: Scotiabank	1,000,000	1,000,000
New York, State Liberty Development Corp. Revenue, World Trade Center Port Authority Construction:
5.0%, 12/15/2041	4,260,000	4,713,179
5.25%, 12/15/2043	8,000,000	8,997,280
New York, State Thruway Authority Revenue, Series I, 5.0%, 1/1/2037	4,020,000	4,421,357
New York & New Jersey, Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	5,795,000	6,746,307
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport:
AMT, 7.625%, 8/1/2025, GTY: AMR Corp.	5,000,000	5,766,750
AMT, 7.75%, 8/1/2031, GTY: AMR Corp.	6,470,000	7,469,421
AMT, 8.0%, 8/1/2028, GTY: AMR Corp.	6,100,000	7,104,243
New York City, NY, Industrial Development Agency, Special Facility Revenue, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,529,940
New York, NY, General Obligation, Series J-10, 0.14%**, 8/1/2027, LOC: Bank of Tokyo-Mitsubishi UFJ	5,400,000	5,400,000
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	687,500
Port Authority of New York & New Jersey, AMT, 5.0%, 10/1/2034	10,000,000	10,983,300
		119,369,647
North Carolina 0.3%
Charlotte, NC, Airport Revenue, Series A, 5.0%, 7/1/2039	1,450,000	1,594,434
North Carolina, Medical Care Commission, Retirement Facilities Revenue, First Mortgage, Southminster Project, Series A, 5.625%, 10/1/2027	2,500,000	2,531,375
North Carolina, State Medical Care Commission, Health Care Facilities Revenue, Lenoir Memorial Hospital Project, 144A, 0.15%**, 4/1/2036, LOC: Branch Banking & Trust	2,730,000	2,730,000
		6,855,809
North Dakota 0.1%
Grand Forks, ND, Health Care System Revenue, Altru Health System, 5.0%, 12/1/2032	2,000,000	2,139,200
Ohio 1.1%
Cleveland, OH, Airport Systems Revenue, Series A, 5.0%, 1/1/2030	1,000,000	1,099,840
Hamilton County, OH, Health Care Facilities Revenue, Christ Hospital Project, 5.5%, 6/1/2042	3,100,000	3,444,844
Hamilton County, OH, Health Care Revenue, Life Enriching Communities Project:
6.125%, 1/1/2031	2,100,000	2,202,123
6.625%, 1/1/2046	2,500,000	2,787,875
Kent, OH, State University Revenues, General Receipts, Series A, 5.0%, 5/1/2037	5,060,000	5,594,032
Ohio, American Municipal Power, Inc. Revenue, Fremont Energy Center Project, Series B, 5.0%, 2/15/2037	6,325,000	6,890,076
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems Project, Series 2010, 5.75%, 11/15/2040	3,000,000	3,341,970
		25,360,760
Oklahoma 0.3%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue, Montereau, Inc. Project, Series A, 7.25%, 11/1/2045	6,500,000	7,283,445
Oregon 0.7%
Clackamas County, OR, North Clackamas School District No. 12, Series B, 5.0%, 6/15/2023, INS: AGMC	10,420,000	11,972,372
Port of Portland, OR, Special Obligation Revenue, Horizon Air Industries, Inc. Project, AMT, 0.11%**, 6/15/2027, LOC: Bank of America NA	2,600,000	2,600,000
		14,572,372
Pennsylvania 2.2%
Cumberland County, PA, Municipal Authority Revenue, Asbury Obligation Group, 6.125%, 1/1/2045	4,350,000	4,740,326
Lancaster County, PA, Hospital Authority Revenue, Brethren Village Project, Series A, 6.375%, 7/1/2030	1,000,000	1,062,390
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	2,433,216
Northampton County, PA, Hospital Authority Revenue, St. Luke's Hospital Project:
Series A, 5.375%, 8/15/2028	3,500,000	3,782,835
Series A, 5.5%, 8/15/2035	6,500,000	7,025,005
Pennsylvania, Economic Development Finance Authority, U.S. Airways Group, Series B, 8.0%, 5/1/2029, GTY: U.S. Airways, Inc.	1,000,000	1,185,100
Pennsylvania, Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility, 6.25%, 1/1/2032	1,500,000	1,694,970
Pennsylvania, State Turnpike Commission Revenue, Series A, 6.5%, 12/1/2036	6,385,000	7,618,071
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,085,000	7,553,814
Philadelphia, PA, Gas Works Revenue, 5.25%, 8/1/2040	3,000,000	3,165,480
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Temple University Health Systems, Series A, 5.0%, 7/1/2034	10,000,000	10,216,000
		50,477,207
Puerto Rico 4.2%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	25,750,000	26,444,735
Commonwealth of Puerto Rico, General Obligation, Series A, 6.0%, 7/1/2038	7,200,000	7,442,712
Commonwealth of Puerto Rico, Public Improvement, Series B, 6.5%, 7/1/2037	10,000,000	10,721,100
Puerto Rico, Electric Power Authority Revenue:
Series TT, 5.0%, 7/1/2032	5,500,000	5,370,915
Series TT, 5.0%, 7/1/2037	4,000,000	3,882,640
Series XX, 5.25%, 7/1/2040	6,665,000	6,640,806
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series M, 6.25%, 7/1/2022	5,000,000	5,480,300
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	4,570,000	4,801,836
Series A, 5.75%, 8/1/2037	2,130,000	2,298,590
Series A, 6.5%, 8/1/2044	10,000,000	11,368,200
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation, Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	10,000,000	10,244,600
		94,696,434
South Carolina 0.5%
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, Series B, 5.0%, 10/1/2031	1,000,000	1,111,880
Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District:
Series B, 7.5%, 11/1/2015	660,000	657,076
Series A, 7.75%, 11/1/2039	4,753,000	4,474,284
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, 5.75%, 8/1/2039	3,595,000	3,965,537
		10,208,777
South Dakota 0.4%
South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health:
Series B, 5.25%, 7/1/2038	3,000,000	3,199,980
Series B, 5.5%, 7/1/2035	5,000,000	5,448,450
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,000,000	1,055,860
		9,704,290
Tennessee 2.5%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	2,500,000	2,868,300
5.0%, 12/15/2018	2,160,000	2,465,597
Jackson, TN, Hospital Revenue, Jackson-Madison Project, 5.625%, 4/1/2038	3,000,000	3,336,750
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, First Mortgage, Mountain States Health Alliance, Series A, 5.5%, 7/1/2036	18,795,000	19,712,948
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, Mountain States Health Alliance:
5.0%, 8/15/2042	2,000,000	2,134,380
6.5%, 7/1/2038	3,570,000	4,220,668
Knox County, TN, Health Educational & Housing Facilities Board, Hospital Facilities, Covenant Health, Series B, 0.12%**, 1/1/2033, LOC: Bank of America NA	4,400,000	4,400,000
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series C, 5.0%, 2/1/2027	6,435,000	7,253,789
Series A, 5.25%, 9/1/2018	8,000,000	9,197,360
		55,589,792
Texas 13.2%
Abilene, TX, Health Facilities Development Corp., Sears Methodist Retirement, Series A, Prerefunded, 7.0%, 11/15/2033	447,000	465,202
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 3.375%, 4/1/2027 (b)	4,910,000	2,352,872
Austin, TX, Electric Utility System Revenue, 5.0%, 11/15/2040	4,545,000	5,045,268
Bexar County, TX, Health Facilities Development Corp. Revenue, Army Retirement Residence Project, 6.2%, 7/1/2045	6,000,000	6,706,980
Brazos River, TX, Harbor Navigation District, Brazoria County Environmental Health, Dow Chemical Co. Project:
Series B-2, 4.95%, 5/15/2033	4,000,000	4,325,520
Series A-3, AMT, 5.125%, 5/15/2033	9,000,000	9,616,590
Brazos River, TX, Pollution Control Authority Revenue, Series D-1, 144A, AMT, 8.25%, 5/1/2033	7,000,000	577,500
Cass County, TX, Industrial Development Corp., Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.25%, 3/1/2024	2,000,000	2,587,420
Central Texas, Regional Mobility Authority Revenue, Capital Appreciation:
Zero Coupon, 1/1/2030	5,000,000	2,192,000
Zero Coupon, 1/1/2032	3,500,000	1,339,135
Central Texas, Regional Mobility Authority Revenue, Senior Lien:
Series A, 5.0%, 1/1/2043	2,275,000	2,433,977
6.0%, 1/1/2041	5,455,000	6,293,433
Dallas-Fort Worth, TX, International Airport Revenue:
Series D, AMT, 5.0%, 11/1/2038	10,645,000	11,055,684
Series B, 5.0%, 11/1/2044 (c)	7,585,000	8,116,633
Houston, TX, Airport Systems Revenue, Series B, 5.0%, 7/1/2032	1,490,000	1,668,115
Houston, TX, Airport Systems Revenue, Special Facilities Continental Airlines, Inc. Terminal Projects, AMT, 6.625%, 7/15/2038	2,000,000	2,283,420
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., Series E, AMT, 6.75%, 7/1/2029	10,100,000	10,143,733
La Vernia, TX, Higher Education Finance Corp. Revenue, Lifeschools of Dallas:
Series A, 7.25%, 8/15/2031	1,275,000	1,464,376
Series A, 7.5%, 8/15/2041	1,785,000	2,077,222
Lewisville, TX, Combination Contract Revenue, 144A, 6.75%, 10/1/2032	15,750,000	16,625,542
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030, INS: AMBAC	11,000,000	11,323,400
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, Central Power & Light Co. Project, Series A, 6.3%, 11/1/2029	3,000,000	3,496,140
North Texas, Tollway Authority Revenue:
First Tier, Series A, 5.625%, 1/1/2033	1,000,000	1,131,040
Second Tier, Series F, 5.75%, 1/1/2038	17,500,000	19,232,850
First Tier, 6.0%, 1/1/2043	5,000,000	5,674,600
First Tier, Series A, 6.25%, 1/1/2039	9,525,000	10,868,596
Red River, TX, Health Facilities Development Corp., Retirement Facilities Revenue, Sears Methodist Retirement System Obligated Group Project:
Series A, 5.45%, 11/15/2038	2,411,000	2,198,085
Series A, 6.05%, 11/15/2046	2,565,000	2,496,797
Series D, 6.05%, 11/15/2046	445,000	433,167
Series B, 6.15%, 11/15/2049	4,852,000	4,755,106
Series C, 6.25%, 5/9/2053	226,000	223,046
San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039, INS: AMBAC	8,000,000	8,009,920
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare:
5.0%, 8/15/2036	2,415,000	2,657,055
5.0%, 8/15/2043	2,100,000	2,290,071
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility, Mirador Project:
Series A, 8.125%, 11/15/2039	1,000,000	1,124,250
Series A, 8.25%, 11/15/2044	3,430,000	3,861,323
Texas, Dallas/Fort Worth International Airport Revenue:
Series B, 5.0%, 11/1/2035	5,740,000	6,218,027
Series D, 5.0%, 11/1/2035	2,715,000	2,941,105
Series A, 5.25%, 11/1/2038	15,000,000	16,582,650
Texas, Industrial Development Revenue, Waste Disposal Authority, Series A, AMT, 6.1%, 8/1/2024	5,000,000	5,020,150
Texas, Love Field Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project, 5.25%, 11/1/2040	7,445,000	8,017,074
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series D, 5.625%, 12/15/2017	10,635,000	11,888,335
Series D, 6.25%, 12/15/2026	16,875,000	21,373,031
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	10,000,000	11,725,000
Texas, State Municipal Gas Acquisition & Supply Corp., III Gas Supply Revenue:
5.0%, 12/15/2030	1,670,000	1,776,179
5.0%, 12/15/2031	3,330,000	3,533,663
5.0%, 12/15/2032	9,215,000	9,756,289
Texas, State Transportation Commission, Turnpike Systems Revenue, Series A, 5.0%, 8/15/2041	12,820,000	13,681,376
Texas, Uptown Development Authority, Tax Increment Contract Revenue, Infrastructure Improvement Facilities, 5.5%, 9/1/2029	1,000,000	1,108,380
Travis County, TX, Health Facilities Development Corp. Revenue, Westminster Manor Health:
7.0%, 11/1/2030	1,530,000	1,819,843
7.125%, 11/1/2040	3,580,000	4,223,720
		296,810,890
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority Revenue, Gross Receipts Tax, Series A, 144A, 5.0%, 10/1/2032	4,000,000	4,375,640
Virginia 1.3%
Chesapeake, VA, Toll Road Revenue, Transportation Systems Revenue, Series A, 5.0%, 7/15/2047	3,060,000	3,188,061
Virginia, Marquis Community Development Authority Revenue:
Series C, Zero Coupon, 9/1/2041	7,906,000	885,235
Series B, 5.625%, 9/1/2041	5,332,000	4,762,915
Virginia, Mosaic District Community Development Authority Revenue, Series A, 6.875%, 3/1/2036	2,000,000	2,302,060
Virginia, Peninsula Ports Authority, Residential Care Facility Revenue, Virginia Baptist Homes, Series C, 5.4%, 12/1/2033	2,600,000	2,476,214
Virginia, Route 460 Funding Corp., Toll Road Revenue, Series A, 5.0%, 7/1/2052	12,000,000	12,436,560
Virginia, State Small Business Financing Authority Revenue, Elizabeth River Crossings LLC Project, AMT, 6.0%, 1/1/2037	2,000,000	2,227,880
		28,278,925
Washington 1.7%
Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital, 6.5%, 12/1/2038	3,205,000	3,267,401
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	2,998,875
Washington, Port of Seattle Revenue, Series A, 5.0%, 8/1/2033	1,500,000	1,694,520
Washington, Port of Seattle, Industrial Development Corp., Special Facilities- Delta Airlines, AMT, 5.0%, 4/1/2030	2,000,000	2,056,200
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028, INS: Radian	2,970,000	3,125,866
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center:
Series B, 5.75%, 8/15/2037, INS: ACA	6,675,000	7,118,620
Series A, 6.125%, 8/15/2037	16,000,000	17,370,720
		37,632,202
West Virginia 0.6%
West Virginia, State Hospital Finance Authority Revenue, Charleston Medical Center, Series A, 5.625%, 9/1/2032	3,080,000	3,408,852
West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems:
6.5%, 10/1/2028	7,000,000	7,435,190
6.5%, 10/1/2038	3,000,000	3,143,820
		13,987,862
Wisconsin 1.4%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,014,100
Wisconsin, Public Finance Authority, Apartment Facilities Revenue, Senior Obligation Group, AMT, 5.0%, 7/1/2042	3,500,000	3,629,185
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series A, 5.625%, 4/15/2039	8,160,000	9,133,978
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,591,025
Wisconsin, State Health & Educational Facilities Authority Revenue, Froedtert Health, Inc., Series A, 5.0%, 4/1/2042	3,310,000	3,577,580
Wisconsin, State Health & Educational Facilities Authority Revenue, Ministry Health Care, Inc., Series C, 5.0%, 8/15/2032	5,035,000	5,514,685
Wisconsin, State Health & Educational Facilities Authority Revenue, St. John's Communities, Inc., Series A, 7.625%, 9/15/2039	1,000,000	1,150,810
Wisconsin, University Hospitals & Clinics Authority, Series A, 5.0%, 4/1/2038	1,460,000	1,601,941
		32,213,304
Other Territories 0.1%
Non-Profit Preferred Funding Trust I, Series A1, 4.22%, 9/15/2037	2,492,158	2,464,245
Total Municipal Bonds and Notes (Cost $1,952,211,920)		2,122,989,332

Municipal Inverse Floating Rate Notes (d) 12.3%
California 0.2%
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027, INS: AGMC (e)	2,126,587	2,382,470
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028, INS: AGMC (e)	1,935,078	2,167,918
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.304%, 11/1/2015, Leverage Factor at purchase date: 2 to 1
		4,550,388
Hawaii 0.5%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2027 (e)	10,000,000	11,528,900
Trust: Hawaii, State General Obligation, Series 2867, 144A, 17.9%, 5/1/2016, Leverage Factor at purchase date: 4 to 1
Louisiana 0.5%
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2033 (e)	3,026,513	3,415,957
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2034 (e)	3,304,152	3,729,321
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2035 (e)	3,666,834	4,138,671
Trust: Louisiana, State Gas & Fuels Tax Revenue, Series 3806, 144A, 9.328%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
		11,283,949
Nevada 2.0%
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (e)	7,851,481	8,954,915
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (e)	8,203,602	9,356,523
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (e)	5,298,193	6,042,794
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.331%, 6/15/2015, Leverage Factor at purchase date: 2 to 1
Las Vegas Valley, NV, General Obligation, Water District, Series A, 5.0%, 2/1/2035 (e)	9,150,000	9,972,072
Las Vegas Valley, NV, General Obligation, Water District, Series A, 5.0%, 2/1/2036 (e)	9,605,000	10,467,951
Trust: Las Vegas Valley, NV, General Obligation, Water District, 144A, 9.318%, 2/1/2016, Leverage Factor at purchase date: 2 to 1
		44,794,255
New York 1.7%
New York, State Dormitory Authority Revenues, Personal Income Tax Revenue, Series A, 5.0%, 3/15/2023 (e)	5,095,207	5,745,250
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-2, 144A, 17.974%, 3/15/2015, Leverage Factor at purchase date: 4 to 1
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 2/15/2035 (e)	10,000,000	11,285,900
Trust: New York, State Dormitory Authority Revenues, Series 4688, 144A, 9.42%, 3/15/2024, Leverage Factor at purchase date: 2 to 1
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2025 (e)	4,000,000	4,634,436
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2026 (e)	3,000,000	3,475,827
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2027 (e)	3,000,000	3,475,827
Trust: New York, State Environmental Facilities Corp., Clean Drinking Water, Series 2870, 144A, 16.336%, 12/15/2015, Leverage Factor at purchase date: 3.6 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (e)	10,000,000	11,470,880
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 2072, 144A, 11.345%, 11/1/2027, Leverage Factor at purchase date: 2.5 to 1
		40,088,120
Ohio 0.6%
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (e)	4,522,767	4,967,388
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (e)	7,712,913	8,471,149
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 14.459%, 1/1/2016, Leverage Factor at purchase date: 3 to 1
		13,438,537
Pennsylvania 1.9%
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2023 (e)	21,790,000	25,139,352
Trust: Pennsylvania, State General Obligation, Series R-11505-1, 144A, 44.31%, 8/1/2015, Leverage Factor at purchase date: 10 to 1
Pennsylvania, State Revenue Bond, Series A, 5.0%, 8/1/2024 (e)	15,475,000	17,852,537
Trust: Pennsylvania, State Revenue Bond, Series 2720, 144A, 12.847%, 8/1/2015, Leverage Factor at purchase date: 3 to 1
		42,991,889
Tennessee 0.8%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2024 (e)	14,996,415	17,666,565
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-1, 144A, 17.986%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Texas 2.6%
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2024 (e)	3,710,000	4,113,715
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2025 (e)	4,315,000	4,784,550
Trust: Conroe, TX, Independent School District, Series 2487, 144A, 17.868%, 2/15/2014, Leverage Factor at purchase date: 4 to 1
Harris County, TX, Flood Control District, Series A, 5.0%, 10/1/2034 (e)	5,500,000	6,234,140
Trust: Harris County, TX, Flood Control District, Series 4692, 144A, 9.52%, 10/11/2018, Leverage Factor at purchase date: 2 to 1
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2024 (e)	15,000,000	17,271,750
Trust: San Antonio, TX, Electric & Gas Revenue, Series 2957, 144A, 13.6%, 2/1/2016, Leverage Factor at purchase date: 3 to 1
Texas, North East Independent School District, School Building, Series A, 5.0%, 8/1/2024 (e)	10,000,000	11,527,600
Trust: Texas, North East Independent School District, Series 2355, 144A, 22.32%, 8/1/2015, Leverage Factor at purchase date: 5 to 1
Texas, State Transportation Commission Revenue, 5.0%, 4/1/2026 (e)	12,500,000	14,223,750
Trust: Texas, State Transportation Commission Revenue, Series 2563, 144A, 22.2%, 4/1/2015, Leverage Factor at purchase date: 5 to 1
		58,155,505
Washington 1.5%
Washington, Energy Northwest Electric Revenue, Columbia Generating Station, Series A, 5.0%, 7/1/2024 (e)	10,000,000	11,163,100
Trust: Washington, Energy Northwest Electric Revenue, Series 2301, 144A, 22.32%, 7/1/2014, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series A, 5.0%, 7/1/2025 (e)	10,000,000	11,451,500
Trust: Washington, State General Obligation, Series 2154, 144A, 22.32%, 7/1/2015, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series 2007A, 5.0%, 7/1/2023, INS: AGMC (e)	10,000,000	11,360,300
Trust: Washington, State General Obligation, Series 2302, 144A, 22.32%, 7/1/2014, Leverage Factor at purchase date: 5 to 1
		33,974,900
Total Municipal Inverse Floating Rate Notes (Cost $250,398,425)		278,473,008

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,202,610,345)†	106.5	2,401,462,340
Other Assets and Liabilities, Net	(6.5)	(147,037,413)
Net Assets	100.0	2,254,424,927

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A (b)	3.375%	4/1/2027	4,910,000	4,910,000	2,352,872
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT*	8.0%	9/1/2035	960,000	960,000	326,342
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A*	6.5%	9/1/2031	7,295,000	7,526,405	3,400,491
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2010	2,000,000	2,000,000	802,500
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2011	2,000,000	1,874,689	802,500
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2012	2,000,000	1,889,876	802,500
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2013	2,000,000	1,789,061	799,600
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2014	2,000,000	1,690,334	756,400
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	5.7%	9/1/2012	1,000,000	999,723	465,010
North Manchester, IN, Peabody Retirement Community Project Revenue, Series A*	7.25%	7/1/2033	3,000,000	2,921,981	1,350,120
				26,562,069	11,858,335

* Non-income producing security.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2013.

† The cost for federal income tax purposes was $2,031,316,332. At May 31, 2013, net unrealized appreciation for all securities based on tax cost was $203,791,438. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $234,852,453 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,061,015.

(a) At May 31, 2013, this security has been pledged, in whole or in part, as collateral for tender option bond trust.

(b) Partial interest-paying security. The rate shown represents 50% of the original coupon rate.

(c) When-issued security.

(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ACA: ACA Financial Guaranty Corp.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Radian: Radian Asset Assurance, Inc.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (f)	$—	$2,401,462,340	$—	$2,401,462,340
Total	$—	$2,401,462,340	$—	$2,401,462,340

There have been no transfers between fair value measurement levels during the year ended May 31, 2013.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2013
Assets
Investments in non-affiliated securities, at value (cost $2,202,610,345)	$2,401,462,340
Cash	42,251
Receivable for Fund shares sold	5,115,125
Interest receivable	34,303,093
Due from Advisor	186,280
Other assets	74,210
Total assets	2,441,183,299
Liabilities
Payable for investments purchased — when-issued security	8,217,892
Payable for Fund shares redeemed	8,644,893
Payable for floating rate notes issued	166,354,570
Distributions payable	1,017,788
Accrued management fee	952,849
Accrued Trustees' fees	32,107
Other accrued expenses and payables	1,538,273
Total liabilities	186,758,372
Net assets, at value	$2,254,424,927
Net Assets Consist of
Undistributed net investment income	1,104,210
Net unrealized appreciation (depreciation) on investments	198,851,995
Accumulated net realized gain (loss)	(93,004,868)
Paid-in capital	2,147,473,590
Net assets, at value	$2,254,424,927

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($617,537,338 ÷ 47,680,245 outstanding shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$12.95
Maximum offering price per share (100 ÷ 97.25 of $12.95)	$13.32
Class B Net Asset Value offering and redemption price per share ($5,988,366 ÷ 462,300 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.95
Class C Net Asset Value offering and redemption price per share ($201,875,344 ÷ 15,577,439 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$12.96
Class S Net Asset Value offering and redemption price per share ($1,128,324,752 ÷ 87,036,427 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$12.96
Institutional Class Net Asset Value offering and redemption price per share ($300,699,127 ÷ 23,190,613 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$12.97

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2013
Investment Income
Income: Interest	$112,380,717
Expenses: Management fee	10,734,454
Administration fee	2,182,863
Services to shareholders	3,491,282
Distribution and service fees	3,611,326
Custodian fee	28,674
Professional fees	116,551
Reports to shareholders	111,255
Registration fees	193,466
Trustees' fees and expenses	96,344
Interest expense and fees on floating rate notes issued	1,213,935
Other	129,470
Total expenses before expense reductions	21,909,620
Expense reductions	(2,580,351)
Total expenses after expense reductions	19,329,269
Net investment income	93,051,448
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,189,813)
Swap contracts	(4,622,986)
(6,812,799)
Change in net unrealized appreciation (depreciation) on: Investments	22,604,710
Swap contracts	7,853,938
30,458,648
Net gain (loss)	23,645,849
Net increase (decrease) in net assets resulting from operations	$116,697,297

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended May 31, 2013
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$116,697,297
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(714,566,748)
Net amortization of premium/ (accretion of discount)	2,715,865
Proceeds from sales and maturities of long-term investments	482,138,872
(Increase) decrease in interest receivable	(2,830,391)
(Increase) decrease in other assets	(33,405)
(Increase) decrease in receivable for investments sold	915,000
Increase (decrease) in payable for investments purchased — when-issued securities	5,298,187
Increase (decrease) in other accrued expenses and payables	546,523
Change in net unrealized (appreciation) depreciation on investments	(22,604,710)
Change in net unrealized (appreciation) depreciation on swap contracts	(7,853,938)
Net realized (gain) loss from investments	2,189,813
Cash provided (used) by operating activities	$(137,387,635)
Cash Flows from Financing Activities
Proceeds from shares sold	697,311,152
Payments for shares redeemed	(541,285,826)
Distributions paid (net of reinvestment of distributions)	(19,915,557)
Cash provided (used) by financing activities	136,109,769
Increase (decrease) in cash	(1,277,866)
Cash at beginning of period	1,320,117
Cash at end of period	$42,251
Supplemental Disclosure of Non-Cash Activities
Reinvestment of distributions	$72,190,350
Interest expense and fees on floating rate notes issued	$(1,213,935)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$93,051,448	$87,686,814
Net realized gain (loss)	(6,812,799)	(40,471,234)
Change in net unrealized appreciation (depreciation)	30,458,648	183,385,622
Net increase (decrease) in net assets resulting from operations	116,697,297	230,601,202
Distributions to shareholders from: Net investment income: Class A	(25,535,786)	(24,121,528)
Class B	(231,349)	(332,071)
Class C	(6,833,242)	(6,475,023)
Class S	(47,793,999)	(45,795,733)
Institutional Class	(11,066,955)	(9,411,689)
Net realized gains: Class A	—	(92,519)
Class B	—	(1,533)
Class C	—	(29,083)
Class S	—	(168,012)
Institutional Class	—	(34,589)
Total distributions	(91,461,331)	(86,461,780)
Fund share transactions: Proceeds from shares sold	697,266,520	636,890,711
Reinvestment of distributions	72,190,350	66,713,950
Payments for shares redeemed	(546,897,901)	(398,454,411)
Net increase (decrease) in net assets from Fund share transactions	222,558,969	305,150,250
Increase (decrease) in net assets	247,794,935	449,289,672
Net assets at beginning of year	2,006,629,992	1,557,340,320
Net assets at end of year (including undistributed net investment income of $1,104,210 and $623,018, respectively)	$2,254,424,927	$2,006,629,992

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.78	$11.78	$12.23	$11.21	$12.46
Income from investment operations: Net investment income	.55	.59	.61	.62	.64
Net realized and unrealized gain (loss)	.16	1.00	(.45)	1.02	(1.25)
Total from investment operations	.71	1.59	.16	1.64	(.61)
Less distributions from: Net investment income	(.54)	(.59)	(.61)	(.62)	(.64)
Net realized gains	—	(.00 )*	—	—	(.00 )*
Total distributions	(.54)	(.59)	(.61)	(.62)	(.64)
Net asset value, end of period	$12.95	$12.78	$11.78	$12.23	$11.21
Total Return (%)a,b	5.57	13.88	1.37	14.96	(4.48)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	618	569	432	464	275
Ratio of expenses before expense reductions (including interest expense) (%)c	1.03	1.03	1.08	1.05	1.39
Ratio of expenses after expense reductions (including interest expense) (%)c	.97	.99	1.03	1.03	1.31
Ratio of expenses after expense reductions (excluding interest expense) (%)	.91	.92	.94	.93	.92
Ratio of net investment income (%)	4.18	4.92	5.35	5.31	6.10
Portfolio turnover rate (%)	21	29	30	28	82
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.78	$11.78	$12.23	$11.21	$12.46
Income from investment operations: Net investment income	.45	.50	.52	.53	.56
Net realized and unrealized gain (loss)	.16	1.00	(.45)	1.02	(1.25)
Total from investment operations	.61	1.50	.07	1.55	(.69)
Less distributions from: Net investment income	(.44)	(.50)	(.52)	(.53)	(.56)
Net realized gains	—	(.00 )*	—	—	(.00 )*
Total distributions	(.44)	(.50)	(.52)	(.53)	(.56)
Net asset value, end of period	$12.95	$12.78	$11.78	$12.23	$11.21
Total Return (%)a,b	4.78	13.02	.61	14.10	(5.19)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	8	9	12	14
Ratio of expenses before expense reductions (including interest expense) (%)c	1.79	1.80	1.87	1.82	2.17
Ratio of expenses after expense reductions (including interest expense) (%)c	1.72	1.74	1.78	1.77	2.06
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.66	1.67	1.69	1.67	1.67
Ratio of net investment income (%)	3.42	4.19	4.59	4.57	5.35
Portfolio turnover rate (%)	21	29	30	28	82
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.79	$11.79	$12.24	$11.22	$12.47
Income from investment operations: Net investment income	.45	.50	.52	.53	.56
Net realized and unrealized gain (loss)	.16	1.00	(.45)	1.02	(1.25)
Total from investment operations	.61	1.50	.07	1.55	(.69)
Less distributions from: Net investment income	(.44)	(.50)	(.52)	(.53)	(.56)
Net realized gains	—	(.00 )*	—	—	(.00 )*
Total distributions	(.44)	(.50)	(.52)	(.53)	(.56)
Net asset value, end of period	$12.96	$12.79	$11.79	$12.24	$11.22
Total Return (%)a,b	4.78	13.03	.61	14.11	(5.17)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	202	188	141	154	87
Ratio of expenses before expense reductions (including interest expense) (%)c	1.78	1.77	1.82	1.84	2.16
Ratio of expenses after expense reductions (including interest expense) (%)c	1.72	1.74	1.78	1.78	2.06
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.66	1.67	1.69	1.68	1.67
Ratio of net investment income (%)	3.43	4.16	4.60	4.56	5.35
Portfolio turnover rate (%)	21	29	30	28	82
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.79	$11.79	$12.24	$11.22	$12.47
Income from investment operations: Net investment income	.58	.62	.64	.65	.67
Net realized and unrealized gain (loss)	.16	1.00	(.45)	1.02	(1.25)
Total from investment operations	.74	1.62	.19	1.67	(.58)
Less distributions from: Net investment income	(.57)	(.62)	(.64)	(.65)	(.67)
Net realized gains	—	(.00 )*	—	—	(.00 )*
Total distributions	(.57)	(.62)	(.64)	(.65)	(.67)
Net asset value, end of period	$12.96	$12.79	$11.79	$12.24	$11.22
Total Return (%)a	5.83	14.15	1.63	15.22	(4.23)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,128	1,023	832	858	645
Ratio of expenses before expense reductions (including interest expense) (%)b	.89	.90	.94	.98	1.30
Ratio of expenses after expense reductions (including interest expense) (%)b	.72	.74	.78	.78	1.06
Ratio of expenses after expense reductions (excluding interest expense) (%)	.66	.67	.69	.68	.67
Ratio of net investment income (%)	4.43	5.17	5.60	5.56	6.35
Portfolio turnover rate (%)	21	29	30	28	82
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.79	$11.79	$12.24	$11.22	$12.48
Income from investment operations: Net investment income	.58	.63	.64	.66	.67
Net realized and unrealized gain (loss)	.17	1.00	(.45)	1.02	(1.26)
Total from investment operations	.75	1.63	.19	1.68	(.59)
Less distributions from: Net investment income	(.57)	(.63)	(.64)	(.66)	(.67)
Net realized gains	—	(.00 )*	—	—	(.00 )*
Total distributions	(.57)	(.63)	(.64)	(.66)	(.67)
Net asset value, end of period	$12.97	$12.79	$11.79	$12.24	$11.22
Total Return (%)a	5.93	14.17	1.66	15.33	(4.26)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	301	220	143	147	28
Ratio of expenses before expense reductions (including interest expense) (%)b	.79	.79	.82	.79	1.13
Ratio of expenses after expense reductions (including interest expense) (%)b	.71	.74	.75	.76	1.06
Ratio of expenses after expense reductions (excluding interest expense) (%)	.65	.67	.66	.66	.67
Ratio of net investment income (%)	4.44	5.16	5.62	5.58	6.35
Portfolio turnover rate (%)	21	29	30	28	82
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic High Yield Tax-Free Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds. In connection with these agreements, securities and or cash may be pledged as collateral.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2013 was approximately $166,355,000, with a weighted average interest rate of 0.73%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2013, the Fund had net tax basis capital loss carryforwards of approximately $97,943,000, including $28,939,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2014 ($2,294,000), May 31, 2015 ($234,000), May 31, 2017 ($3,436,000), May 31, 2018 ($19,507,000) and May 31, 2019 ($3,468,000), the respective expiration dates, whichever occurs first; and approximately $69,004,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($45,234,000) and long-term losses ($23,770,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$2,900,895
Capital loss carryforwards	$(97,943,000)
Net unrealized appreciation (depreciation) on investments	$203,791,438

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2013	2012
Distributions from tax-exempt income	$91,461,331	$86,136,044
Distributions from ordinary income*	$—	$325,736

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2013.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended May 31, 2013, the Fund invested in interest rate swap contracts to manage the duration and interest rate sensitivity of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

There were no open interest rate contracts as of May 31, 2013. For the year ended May 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $111,650,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended May 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(4,622,986)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$7,853,938

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

C. Purchases and Sales of Securities

During the year ended May 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $714,566,748 and $482,138,872, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Next $500 million of such net assets	.490%
Over $1 billion of such net assets	.470%

Accordingly, for the year ended May 31, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.49% of the Fund's average daily net assets.

For the period from June 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.92%
Class B	1.67%
Class C	1.67%
Class S	.67%
Institutional Class	.67%

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.91%
Class B	1.66%
Class C	1.66%
Class S	.66%
Institutional Class	.66%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2013, the Administration Fee was $2,182,863, of which $194,150 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$57,536	$57,536
Class B	1,534	1,534
Class C	24,300	24,300
Class S	564,533	564,533
Institutional Class	8,561	8,561
	$656,464	$656,464

In addition, for the year ended May 31, 2013, the Advisor reimbursed the Fund $1,347,440 and $185,895 of non-affiliated sub-recordkeeping fees for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2013
Class B	$51,717	$3,903
Class C	1,527,156	131,087
	$1,578,873	$134,990

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2013	Annual Effective Rate
Class A	$1,507,233	$295,479	$203,108	.19%
Class B	17,213	3,040	2,364	.21%
Class C	508,007	92,033	58,371	.20%
	$2,032,453	$390,552	$263,843

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2013 aggregated $94,093.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2013, the CDSC for Class B and Class C shares aggregated $10,305 and $31,203, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2013, DIDI received $17,005 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,083, of which $10,750 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2013.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,378,010	$200,957,397	17,923,012	$219,391,109
Class B	16,587	218,762	31,563	387,221
Class C	3,758,171	49,032,738	4,611,538	56,693,015
Class S	24,445,039	319,989,799	22,807,791	280,386,448
Institutional Class	9,695,490	127,067,824	6,562,428	80,032,918
		$697,266,520		$636,890,711
Shares issued to shareholders in reinvestment of distributions
Class A	1,674,245	$21,860,370	1,661,358	$20,349,935
Class B	12,743	166,321	18,896	230,791
Class C	386,528	5,049,783	384,537	4,711,860
Class S	2,638,167	34,478,200	2,627,937	32,224,284
Institutional Class	813,519	10,635,676	749,058	9,197,080
		$72,190,350		$66,713,950
Shares redeemed
Class A	(13,880,941)	$(181,608,426)	(11,781,406)	$(144,122,408)
Class B	(159,584)	(2,084,636)	(185,830)	(2,280,462)
Class C	(3,234,807)	(42,287,044)	(2,313,504)	(28,141,906)
Class S	(20,011,449)	(261,842,971)	(16,007,581)	(195,733,240)
Institutional Class	(4,509,602)	(59,074,824)	(2,283,757)	(28,176,395)
		$(546,897,901)		$(398,454,411)
Net increase (decrease)
Class A	3,171,314	$41,209,341	7,802,964	$95,618,636
Class B	(130,254)	(1,699,553)	(135,371)	(1,662,450)
Class C	909,892	11,795,477	2,682,571	33,262,969
Class S	7,071,757	92,625,028	9,428,147	116,877,492
Institutional Class	5,999,407	78,628,676	5,027,729	61,053,603
		$222,558,969		$305,150,250

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS Strategic High Yield Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Strategic High Yield Tax-Free Fund (the "Fund") at May 31, 2013, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 24, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2012 to May 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/13	$989.20	$985.50	$986.30	$990.40	$991.30
Expenses Paid per $1,000*	$4.81	$8.51	$8.52	$3.57	$3.57
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/13	$1,020.09	$1,016.40	$1,016.36	$1,021.34	$1,021.34
Expenses Paid per $1,000*	$4.89	$8.65	$8.65	$3.63	$3.63

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax-Free Fund†	.97%	1.72%	1.72%	.72%	.72%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.06% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2013, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	102	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	102	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	102
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	102	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	102	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	105	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	SHYTX	NOTIX
CUSIP Number	23337W-105	23337W-204	23337W-303	23337W-501	23337W-600
Fund Number	152	252	352	2008	512

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DSHYTFF-2
(R-027921-2 7/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC HIGH YIELD TAX FREE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$85,460	$0	$0	$0
2012	$81,417	$0	$0	$0

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$51,500	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$51,500	$0	$51,500
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic High Yield Tax-Free Fund, a series of DWS Municipal Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 29, 2013